Exhibit 99

                             JOINT FILER INFORMATION





Name: GSCP (NJ), L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GSCP (NJ), L.P.

                                   By GSCP (NJ), Inc., its general partner

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GSCP (NJ), Inc.

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact


                             JOINT FILER INFORMATION





Name: Greenwich Street Capital Partners II, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                   By Greenwich Street Investments II, L.L.C.,
                                      its general partner

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: Greenwich Street Employee Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GREENWICH STREET EMPLOYEES FUND, L.P.

                                   By GSCP (NJ), Inc., its general partner

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: Greenwich Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GREENWICH FUND, L.P.

                                   By Greenwich Street Investments II, LLC,
                                      its general partner

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: TRV Executive Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   TRV EXECUTIVE FUND, L.P.

                                   By Greenwich Street Investments II, L.L.C., its general partner

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: Greenwich Street Investments II, L.L.C.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GREENWICH STREET INVESTMENTS II, L.L.C.

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact




                             JOINT FILER INFORMATION





Name: GSCP Offshore Fund, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSCP Recovery, Inc.

Date of Event Requiring Statement: October 6, 2006

Issuer and Ticker Symbol: Regal Entertainment Group (RGC)


                                   GSCP OFFSHORE FUND, L.P.

                                   By Greenwich Street Investments II,
                                   L.L.C.,
                                   its general partner

                                   By: /S/ MICHAEL R. CAPUTO
                                       -------------------------------
                                   Name:  Michael R. Caputo
                                   Title: Attorney-in-fact